MINNEAPOLIS MILWAUKEE MSA RANK # MSA RANK # CHICAGO MSA RANK # INDIANAPOLIS MSA RANK # DETROIT MSA RANK # COLUMBUS MSA RANK # BALTIMORE/ DC CORRIDOR MSA RANK # CINCINNATI MSA RANK # ATLANTA MSA RANK # JACKSONVILLE MSA RANK # TAMPA MSA RANK # DENVER ST. LOUIS NASHVILLE MIAMI MSA RANK # MSA RANK # MSA RANK # MSA RANK # 10

53 24 75 94 24 59 75 59 59 59 53 94 75 24 96 696 75 94 5 102 275 102 96 94 24 75 • Most affluent county in Michigan and 14th in the nation(1) (2) 3.4% Unemployment rate 275 • 75 (3) Estimated to be 2.6% in 2020 12 24 94 • 1.1% annual wage growth expected over the next three years(3) • 5.8% Job growth for the next three years(3) Majority in middle and high wage industries(3) 11

WEST PALM BEACH BELLE GLADE 882 812 95 441 6 DELRAY BEACH IMMOKALEE 5 27 BOCA RATON 3 4 29 2 POMPANO BEACH 75 75 1 595 FORT BIG CYPRESS LAUDERDALE NATIONAL PRESERVE PEMBROKE 29 PINES HOLLYWOOD 27 826 95 ATLANTIC 41 OCEAN (1) 836 • 4.3% Unemployment rate 41 MIAMI 1 • 1.4% expected population growth for the next 874 three years(2) (2) 3M residents in Miami-Dade County by 2020 1 EVERGLADES NATIONAL PARK (3) • 10.3% Increase in job growth by 2025 HOMESTEAD Majority in middle and high wage industries(3) 12 tenant CREDIT % OF TOTAL % OF NUMBER name RATING COMPANY OWNED ANNUALIZED BASE OF LEASES by rank S&P/MOODY’S GLA RENT 01 TJX COMPANIES A+/A2 28 6.4% 4.8% 02 DICK’S SPORTING GOODS -/- 11 3.9% 3.5% 03 BED BATH & BEYOND BBB-/Baa2 16 3.4% 2.9% 04 REGAL CINEMAS -/Ba1 4 1.6% 2.6% 05 LA FITNESS B+/B2 6 1.9% 2.4% 06 MICHAELS STORES BB-/-- 12 2.1% 1.8% 07 ROSS STORES A-/A3 14 2.7% 1.8% 08 PET SMART CCC/- 10 1.6% 1.7% 09 ULTA SALON -/- 13 1.0% 1.7% 10 BEST BUY BBB/Baa1 6 1.4% 1.6% TOTAL 120 26.0% 24.8% 13

BRIAN HARPER MIKE FITZMAURICE PRESIDENT & CEO EVP & CFO • 20 years of retail experience in both • 19 years in real estate finance open air and mall sectors and accounting • Former CEO of Rouse Properties • Former SVP of Finance at RPAI • Start date - June 2018 • Start date - June 2018 TIM COLLIER CATHY CLARK EVP, LEASING EVP, TRANSACTIONS • 21 years in leasing and merchandising • 35 years in real estate • Former head of leasing at transactions Acadia Realty Trust • Former VP of the Fourmidable Group • Start date - August 2018 • Start date - February 1997 Jonathan Krausche Ray Merk SVP, Development SVP, Chief Accounting Officer • 21 years of construction and • 36 years in accounting and finance development experience • Former CFO of DynaVox Inc. • Former VP of development & tenant Start date - September 2016 coordination at Westfield • • Start date - September 2018 22

100% 95% 92% 90% 87% 85% 80% 75% TODAY STABILIZED 26

(1) 28

The development/redevelopment strategy follows two distinct parallels: 01 02 29

Site Key 31

90 94 MOVIE DEDICATED THEATERS MOVIE STREET ENTRY THEATERS /LOBBY PARKING RESIDENTIAL/OFFICE/ RESIDENTIAL RETAIL/PARKING Lincoln Yards WEBSTER AVE CHASE CLYBOURN AVE ADDITIONAL MOVIE THEATERS IN FOOD HALL ADDITIONAL IN-LINE REPOSITIONED BARNES&NOBLE BOX F&B ANCHOR MOVIE THEATERS RETAIL 32

2018 OPERATING FFO BRIDGE PREVIOUS 2018 Operating FFO PER SHARE DILUTED SHARE - MIDPOINT OF THE RANGE $1.34 NON-CASH ITEMS(3) 0.06 2018 SPECULATIVE ACQUISITIONS (0.02) same property noi with redevelopment (0.01) updated 2018 oPERATING ffo per diluted share - midpoint of the range $1.37 35

Three Months ENDED JUNE 30, 2018 2018 2017 NET INCOME AVAILABLE TO COMMON SHAREHOLDERS $ 2,627 $ 4,430 PREFERRED SHARE DIVIDENDS 1,675 1,675 NET INCOME ATTRIBUTABLE TO NONCONTROLLING PARTNER INTEREST 101 147 INCOME TAX PROVISION 33 25 INTEREST EXPENSE 10,708 11,486 EARNINGS FROM UNCONSOLIDATED JOINT VENTURES (202) (55) GAIN ON SALE OF REAL ESTATE (181) - OTHER EXPENSE, NET 68 424 MANAGEMENT AND OTHER FEE INCOME (48) (73) DEPRECIATION AND AMORTIZATION 23,457 23,335 ACQUISITION COSTS 233 - GENERAL AND ADMINISTRATIVE EXPENSES 13,378 6,372 PROVISION FOR IMPAIRMENT 216 820 LEASE TERMINATION FEES (105) - AMORTIZATION OF LEASE INDUCEMENTS 43 44 AMORTIZATION OF ACQUIRED ABOVE AND BELOW MARKET LEASE INTANGIBLES, NET (6,266) (1,149) STRAIGHT-LINE GROUND RENT EXPENSE 70 70 AMORTIZATION OF ACQUIRED GROUND LEASE INTANGIBLES 6 6 STRAIGHT-LINE RENTAL INCOME (684) (378) NOI 45,129 47,179 NOI FROM OTHER INVESTMENTS (1,161) (4,520) SAME PROPERTY NOI WITH REDEVELOPMENT $ 43,968 $ 42,659 40

Three Months ENDED JUNE 30, 2018 NET INCOME $ 4,403 INTEREST EXPENSE 10,708 INCOME TAX PROVISION 33 DEPRECIATION AND AMORTIZATION 23,457 GAIN ON SALE OF DEPRECIABLE REAL ESTATE (181) PROVISION FOR IMPAIRMENT ON DEPRECIABLE REAL ESTATE 216 PRO-RATA ADJUSTMENTS FROM UNCONSOLIDATED ENTITIES 73 EBITDAre 38,709 SEVERANCE EXPENSE 55 EXECUTIVE MANAGEMENT REORGANIZATION, NET 7,523 LEASE TERMINATION INCOME (105) ADJUSTED EBITDA 46,182 PROFORMA ADJUSTMENTS (5,233) PROFORMA ADJUSTED EBITDA $ 40,949 ANNUALIZED PROFORMA ADJUSTED EBITDA $ 163,796 AS OF JUNE 30, 2018 NOTES PAYABLE, NET $ 1,027,803 UNAMORTIZED PREMIUM (3,449) DEFERRED FINANCING COSTS, NET 3,448 CONSOLIDATED NOTIONAL DEBT $ 1,027,002 CAPITAL LEASE OBLIGATION 1,022 CASH AND CASH EQUIVALENTS (5,252) NET DEBT $ 1,023,572 NET DEBT TO ANNUALIZED PROFORMA ADJUSTED EBITDA 6.2X 41

THREE MONTHS ENDED JUNE 30, 2018 NET INCOME $ 4,403 INTEREST EXPENSE 10,708 INCOME TAX PROVISION 33 DEPRECIATION AND AMORTIZATION 23,457 GAIN ON SALE OF DEPRECIABLE REAL ESTATE (181) PROVISION FOR IMPAIRMENT ON DEPRECIABLE REAL ESTATE 216 PRO-RATA ADJUSTMENTS FROM UNCONSOLIDATED ENTITIES 73 EBITDAre 38,709 SEVERANCE EXPENSE 55 EXECUTIVE MANAGEMENT REORGANIZATION, NET 7,523 LEASE TERMINATION INCOME (105) ADJUSTED EBITDA 46,182 PROFORMA ADJUSTMENTS (5,233) PROFORMA ADJUSTED EBITDA $ 40,949 Reconciliation of interest expense to total fixed charges INTEREST EXPENSE $ 10,708 PREFERRED SHARE DIVIDENDS 1,675 SCHEDULED MORTGAGE PRINCIPAL PAYMENTS 625 TOTAL FIXED CHARGES $ 13,008 FIXED CHARGE COVERAGE RATIO (PROFORMA ADJUSTED EBITDA/FIXED CHARGES) 3.1X 42

six MONTHS ENDED JUNE 30, 2018 Net income available to common shareholders $ 8,238 Preferred share dividends 3,350 Net income attributable to noncontrolling partner interest 275 Income tax provision 51 Interest expense 21,309 Earnings from unconsolidated joint ventures (273) Gain on sale of real estate (181) Other expense, net (185) Management and other fee income (134) Depreciation and amortization 44,569 Acquisition costs 233 General and administrative expenses 19,265 Provision for impairment 216 Lease termination fees (105) Amortization of lease inducements 86 Amortization of acquired above and below market lease intangibles, net (7,388) Straight-line ground rent expense 141 Amortization of acquired ground lease intangibles 12 Straight-line rental income (1,562) NOI 87,917 Encumbered NOI (8,599) Unencumbered NOI $ 79,318 Unencumbered NOI RATIO 90.2% 43

PER SHARE 2018 NET INCOME AVAILABLE TO COMMON SHAREHOLDERS $ 0.18 $ 15,734 DEPRECIATION AND AMORTIZATION 1.00 88,692 FFO AVAILABLE TO COMMON SHAREHOLDERS 1.18 104,426 Preferred share dividends 0.08 6,701 Net income attributable to noncontrolling partner interest 0.01 876 FFO available to common shareholders and dilutive securities 1.27 112,003 1.27 Land sales and impairment (0.00) (364) Acquisition costs 0.00 233 Other, predominantly executive mgt reorganization 0.10 8,815 Operating FFO available to common shareholders and dilutive securities $ 1.37 $ 120,687 $ 1.37 Estimated Weighted Average shares 88,367 44